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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 12, 2004


                              HCB BANCSHARES, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    OKLAHOMA                          0-22423                    62-1670792
------------------              -------------------            --------------
(State or Other Jurisdiction    Commission File Number       (I.R.S. Employer
     of Incorporation)                                     Identification No.)

                   237 JACKSON STREET, CAMDEN, ARKANSAS 71701
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (870) 836-6841
                                                           --------------


                                       N/A
                        ---------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE
           ---------------------------------------

     On August 12, 2004, HCB Bancshares, Inc. (the "Company") issued a press release announcing that Rock Bancshares, Inc. ("Rock Bancshares") had advised the Company that based on conversations by and among the officers of Rock Bancshares, counsel to Rock Bancshares and the staff of the Office of Thrift Supervision (the "OTS") it was expected that the OTS would be shortly (within the next ten days) approving the acquisition (the "Acquisition") contemplated by the Agreement of Acquisition dated as of January 13, 2004, between the Company and Rock Bancshares. Provided that such approval is received, management of the Company and Rock Bancshares expect to consummate the Acquisition by the end of August 2004.

     The press release is attached as Exhibit 99 and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

           Exhibit 99      Press Release dated August 12, 2004







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HCB BANCSHARES, INC.



                              By:/s/ Charles T. Black
                                 --------------------------------------------
                                 Charles T. Black
                                 President and Chief Executive Officer
                                 (Duly Authorized Representative)


Dated:  August 12, 2004